ADVISORS DISCIPLINED TRUST 1899

                          SUPPLEMENT TO THE PROSPECTUS

     Praxair, Inc. (NYSE: PX) has merged with Linde AG resulting in Linde plc (NYSE: LIN). Praxair, Inc. shareholders received LIN shares in exchange for their PX shares. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Dividend Ruler Portfolio, Series 2018D now includes shares of Linde plc and will no longer include shares of Praxair, Inc.

     Supplement Dated:  October 31, 2018















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